UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  September 24, 2014

Magnolia Solar Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53361	39-2075693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54 Cummings Park, Suite 316 Woburn, MA	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 497-2900

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Exchange Agreement

On September 19, 2014, Magnolia Solar Corporation, a Nevada corporation (the “Company”), entered into a Share Exchange Agreement (the “Agreement”) with Auzminerals Resource Group Limited, a Singapore corporation (the “Parent”) and Solar Silicon Resources Group Pte Ltd., a wholly owned subsidiary of Parent (“SSRG”).  Upon the terms and subject to the conditions set forth in the Agreement, the Company will acquire SSRG from the Parent through the transfer of all issued and outstanding ordinary shares of SSRG (the “SSRG Shares”) by the Parent to the Company in exchange (the “Exchange”) for the issuance by the Company of newly issued shares of its common stock (the “Exchange Shares”) to the Parent. Upon the closing of the Agreement, the Exchange Shares shall at that time constitute ninety-five percent (95%) of the aggregate number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), issued and outstanding, calculated on a fully diluted basis.

Consummation of the Exchange (the “Closing”) is subject to a number of closing conditions, including, among other things: (i) the adoption and approval of the certain amendments to the Company’s articles of incorporation by the requisite vote of the Company’s stockholders, including but not limited to approving an increase in its authorized number of shares of common stock sufficient to enable it to issue the Exchange Shares; (ii) absence of litigation that seeks to prohibit the Exchange; (iii) the Company shall be subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iv) the accuracy of the representations and warranties, subject to customary materiality qualifiers; and (v) the absence of a Material Adverse Effect (as defined in the Agreement).  The Agreement does not contain a financing condition.

Each of the Company, Parent and SSRG have made customary representations and warranties in the Agreement and have covenanted, among other things, that, subject to certain customary exceptions: (i) the Company will conduct its business in the ordinary course of business consistent with past practice during the interim period between the execution of the Agreement and the Closing; (ii) SSRG and the Company will cooperate in preparing and promptly causing to be filed with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A and that the Company will use its reasonable efforts to have the proxy statement cleared for distribution to the Company’s stockholders as promptly as practicable after such filing with the SEC; (iii) the Company will as soon as practicable following clearance by the SEC, take all action necessary to duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the requisite stockholder vote to adopt the Amendments (as defined in the Agreement); and (iv) the Company’s board of directors will recommend to its stockholders that they vote in favor of the Amendments.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and the Exhibits thereto, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Agreement has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the Company.  The Agreement contains representations and warranties that the parties to the Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Agreement.  Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Agreement (or such other date as specified therein) and are modified in important part by the underlying disclosure schedules.

2

Where You Can Find Additional Information

The Company will file with the SEC a proxy statement.  WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Parent, the Company, SSRG and the proposed Exchange.  Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov.  In addition, copies of proxy statement (when it becomes available) may be obtained free of charge from the Company.  Security holders may also read and copy any reports, statements and other information filed by the Company with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

ITEM 7.01 REGULATION FD DISCLOSURE

On September 24, 2014, the Company issued a press release regarding the Agreement. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The SEC encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

The information in this Current Report on Form 8-K furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exhibit No.	Description

2.1	Share Exchange Agreement by and among Magnolia Solar Corporation, Auzminerals Resource Group Limited and Solar Silicon Resources Group Pte Ltd. (The schedules and certain exhibits to the Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit).

99.1	Joint Press Release of Magnolia Solar Corporation and Solar Silicon Resources Group Pte Ltd.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNOLIA SOLAR CORPORATION

Date: September 24, 2014	By:	Dr. Yash R. Puri
Name: Dr. Yash R. Puri
Title: Executive Vice-President and Chief Financial Officer

4